                                                                  EXHIBIT (10)-3

                            SECURED PROMISSORY NOTE
                            -----------------------
                       with provision for future advances

$1,250,000.00             Los Angeles, California             September 30, 1998


                                   Recitals
                                   --------

     A. On or about February 12, 1997 United Leisure Corporation, a Delaware Corporation (the "Noteholder") entered into a loan agreement with United Restaurants, Inc., a Delaware corporation (the "Maker") whereby the Noteholder agreed to lend to the Maker the sum of One Million Two Hundred and Fifty Thousand and no/100 Dollars ($1,250,000) upon the terms and conditions contained in that certain Promissory Note, a copy of which is attached hereto as Exhibit "A" (the "Original Note").

     B.   The Original Note is due and payable in full on September 30, 1998.

     C. On or about February 27, 1997 the Maker changed its name from United Restaurants, Inc., to Grand Havana Enterprises, Inc.

     D. During the time from the execution of the Original Note until the effective date of this Secured Promissory Note ("Replacement Note") the Noteholder lent the Maker money in accordance with the terms of the Original Note and the Maker repaid the Noteholder a portion of the amounts due under the Original Note. The Noteholder and Maker mutually agree and acknowledge that the full amount of principal and interest currently due under the Original Note is Six Hundred Three Thousand Two Hundred Seventy Nine and 71/100 ($603,279.71).

     E. The Noteholder and Maker, for good and valuable consideration, now desire to replace the Original Note and to enter into a new loan agreement to be evidenced by this Replacement Note, in accordance with the terms set forth herein, which shall be secured by the Collateral described in the Security Agreement attached hereto as Exhibit "B".


                                   AGREEMENT

          NOW THEREFORE, for good and valuable consideration, the reciept and sufficiency of which is hereby acknowledged the parties agree as follows:

          Upon the terms and subject to the restrictions and conditions set forth herein, Grand Havana Enterprises, Inc., a Delaware corporation (the "Maker"), promises to pay to the order of United Leisure Corporation, a Delaware Corporation


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(the "Noteholder"), or such other locations as the Noteholder may designate, the sum of up to One Million Two Hundred and Fifty Thousand Dollars ($1,250,000.00) together with interest thereon, accrued from the above date hereof; in lawful money of the United States of America.

          The parties that the initial loan advance under this Replacement Note shall be the sum of Six Hundred Three Thousand Two Hundred Seventy Nine and 71/100 ($603,279.71) which represents the current amount currently due under the Original Note. The Noteholder agrees and acknowledges that by executing this Replacement Note all of Makers payment obligations under the Original have been satisfied.

          In addition to the advances described above the Noteholder may from time to time, but shall not be obligated to make additional future advances, which shall in no event exceed the total outstanding loan balance of One Million Two Hundred and Fifty Thousand Dollars ($1,250,000.00). All amounts advanced hereunder will be included in the principal balance due under this
Replacement Note.   As and when advances are made the amount of the advances
made shall be recorded on the "Record of Advances" attached hereto as Exhibit "A" and shall be subscribed by the Maker in acknowledgment of the amount of the advance. The aggregate amounts of all advances, less any prepayments of principal shall be the outstanding balance due under this Note.

          The principal amount hereof, as adjusted from time to time, shall bear interest at the rate of eight percent (8%) per annum. Interest hereunder shall be calculated on the basis of a three hundred sixty (360) day year for each day, all or any of the principal balance hereof shall remain outstanding. Prepayment of interest or principal, in whole or in part, may be made without penalty or forfeiture.

          This Note shall be due and payable in full on March 31, 1999.

          This Note is secured by an interest in the real and personal property and equipment described in Exhibit "B" attached hereto and incorporated herein by this reference, all of which may be used to secure payment under the terms of this Note in the event of default.

          The Maker hereby waives diligence, demand, presentment for payment, and notice of whatever kind of nature. Without discharging or in any way affecting the liability of the undersigned, the undersigned hereby consents to any and all extensions of this Note as the Noteholder hereof may in its sole discretion grant from time to time, to the release of all or any part of the security for the payment hereof. The Maker further waives exhaustion of legal remedies and the right to plead any and all statutes of limitation as a defense to any demand on this Note, or to any agreement to pay the same.


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          All payments due on this Note shall be payable in lawful money of the
United States of America, and shall be made to the Noteholder at 1990 Westwood Blvd., Los Angeles, California or such other address as the Noteholder may hereafter designate from time to time.

          If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force.

          Any interest rate provided hereunder which exceeds the maximum rate provided by applicable law shall instead be deemed to be such maximum rate and any interest in excess of such maximum rate paid to Noteholder shall be applied to reduce the principal balance of this Note so that in no event shall Noteholder receive or be entitled to receive interest in excess of the maximum amount permitted by applicable law.

          The provisions and covenants contained herein shall inure to and be binding upon the heirs, successors and assigns of the parties hereto. Maker agrees that Noteholder may assign this Note and Maker will make payment to such assignee upon notice of such assignment. Noteholder shall thereafter be forever relieved and fully discharged from any and all liability or responsibility to Maker, but Noteholder shall retain all rights and powers hereby given with respect to property not so transferred.

          Time is of the essence in connection with each and every obligation of Maker pursuant to this Note.

          This Note is to be governed by, and construed in accordance with the laws of the State of California.

          Noteholder and Maker agree to execute such further documents, and take such further actions, as may reasonably be required to carry out the provisions of this Note or any agreement or document relating hereto or entered into in connection herewith.

          This Note may be amended or modified only by an instrument in writing which by its express terms refers to this Note and which is duly executed by the parties sought to be bound thereby.

          Any failure by Noteholder to insist upon the strict performance by Maker of any of the covenants, agreements, obligations or conditions hereof shall not be deemed to be a waiver of any such covenants, agreements, obligations or conditions, and Noteholder, notwithstanding any such failure, shall have the right


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thereafter to insist upon the strict performance by Maker of any and all of such covenants, agreements, obligations and conditions.

          In the event that this Note is placed in the hands of an attorney at law for collection upon default or in the event that proceedings at law or in equity are instituted in connection herewith, or in the event that this Note is placed in the hands of an attorney at law to enforce any of the rights or agreements contained herein, the undersigned shall pay all costs of collecting or attempting to collect this Note or protecting or enforcing such rights including, without limitation, reasonable attorneys fees.

          IN WITNESS WHEREOF, the undersigned has executed this Promissory Note as of the date first herein above written.

Maker:

Grand Havana Enterprises, Inc.

      /s/ Harry Shuster
------------------------------
By:   Harry Shuster
Its:  President


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                                  EXHIBIT "A"
                                  -----------

                              Record of Advances



                   Starting Principal Balance:  $603,279.71
                   ----------------------------------------


                     Advance         Authorized      Note Balance
       Date          Amount          Signature       After Advance
       ----          ------          ---------       -------------

September 30, 1998   $603,279.71                     $603,279.71


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